Exhibit 99.2

Press Release

FOR IMMEDIATE RELEASE

Contact: Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION HOLDS

SPECIAL MEETING OF SHAREHOLDERS

GETTYSBURG, PA, December 23, 2019 --- A Special Meeting of Shareholders of ACNB Corporation (NASDAQ: ACNB) (“ACNB”) was held on Friday, December 20, 2019, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, PA. ACNB is the financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD.

The purpose of the Special Meeting of Shareholders was to consider and vote upon a proposal to approve the issuance of shares of ACNB common stock in connection with the proposed acquisition of Frederick County Bancorp, Inc. (OTCPink: FCBI) (“FCBI”), headquartered in Frederick, MD, through the merger of FCBI with and into a subsidiary of ACNB pursuant to the Agreement and Plan of Reorganization dated as of July 1, 2019. ACNB shareholders voted in favor of the proposal to issue shares of ACNB common stock in connection with the merger.

“The Board of Directors believes that the proposed acquisition of Frederick County Bancorp, Inc. and its wholly-owned subsidiary, Frederick County Bank, is in the best interests of ACNB Corporation and its shareholders,” stated ACNB Corporation President & Chief Executive Officer James P. Helt.

“In acquiring Frederick County Bancorp, Inc., ACNB Corporation seeks to advance its strategic and financial growth plans through expansion of its community banking presence in the vibrant and growing market in Frederick, Maryland. We are grateful for our shareholders’ continued investment in ACNB

ACNB Corporation

Press Release/Special Meeting of Shareholders

December 23, 2019

Corporation’s future as we pursue our vision to be the independent financial services provider of choice in the core markets served by building relationships and finding solutions,” Mr. Helt continued.

Also on December 20, 2019, FCBI held a special meeting of stockholders at which time the FCBI stockholders voted to approve and adopt the Agreement and Plan of Reorganization, dated as of July 1, 2019, by and among ACNB Corporation, ACNB South Acquisition Subsidiary, LLC, ACNB Bank, Frederick County Bancorp, Inc. and Frederick County Bank which provides, among other things, for the merger of FCBI with and into ACNB South Acquisition Subsidiary, LLC, and the conversion of each share of FCBI common stock outstanding immediately prior to the merger into 0.9900 of a share of ACNB common stock. Subject to other customary closing conditions, the transaction is currently expected to have an effective date of January 11, 2020.

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About ACNB Corporation

ACNB Corporation, headquartered in Gettysburg, PA, is the $1.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 22 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As a division of ACNB Bank, NWSB Bank serves its marketplace via a network of seven community banking offices located in Carroll County, MD. Russell Insurance Group, Inc., the Corporation’s insurance subsidiary, is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

About Frederick County Bancorp, Inc.

Frederick County Bancorp, Inc. is a one-bank holding company with assets of approximately $450 million organized under the laws of the State of Maryland and is headquartered in Frederick, MD. Its wholly-owned subsidiary, Frederick County Bank, is a community bank chartered under the laws of the State of Maryland. Frederick County Bank conducts full-service commercial banking services through five bank centers located in Frederick County, MD. For more information regarding Frederick County Bancorp, Inc. and its subsidiary, please visit fcbmd.com.

ACNB Corporation

Press Release/Special Meeting of Shareholders

December 23, 2019

Caution Regarding Forward-Looking Statements

The information presented herein may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between ACNB and FCBI, (ii) ACNB’s and FCBI’s plans, obligations, expectations and intentions, and (iii) other statements presented herein that are not historical facts. Words such as “anticipates”, “believes”, “intends”, “should”, “expects”, “will” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of ACNB and FCBI as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to meet all closing conditions to the transaction; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and, the other factors detailed in ACNB’s publicly-filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2018. ACNB and FCBI assume no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this press release.

No Offer or Solicitation

The information presented herein does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, ACNB filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-233791) with respect to the offering of ACNB common stock as the merger consideration under the Securities Act of 1933, as amended, which includes a proxy statement of FCBI and ACNB and a prospectus of ACNB. A definitive proxy statement/prospectus was sent to the stockholders and shareholders of FCBI and ACNB, respectively, seeking the required stockholder and shareholder approvals. Before making any voting or investment decision, investors and security holders were urged to read the registration statement and joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information about ACNB, FCBI, and the transaction.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may also obtain free copies of these documents by directing a request by mail or telephone to ACNB Corporation at 16 Lincoln Square,

ACNB Corporation

Press Release/Special Meeting of Shareholders

December 23, 2019

P.O. Box 3129, Gettysburg, PA 17325 or (717) 339-5085, or by directing a request by mail or telephone to Frederick County Bancorp, Inc. at 9 North Market Street, P.O. Box 1100, Frederick, MD 21702 or (301) 620-1400.

ACNB, FCBI, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders and shareholders of FCBI and ACNB, respectively, in connection with the merger. Information about the directors and executive officers of FCBI and ACNB and their ownership of FCBI and ACNB common stock may be obtained by reading the joint proxy statement/prospectus regarding the merger. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger.

ACNB #2019-30

December 23, 2019